Exhibit 10.60

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE: J
PAGE OF PAGES: 1 | 4

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00009	29-Sep-2014	SEE SCHEDULE	

6. ISSUED BY CODE N66001

SPAWAR SYSTEMS CENTER PACIFIC
MEGAN ASHLEY, CODE 22530
MEGAN.ASHLEY@NAVY.MIL
53560 HULL STREET
SAN DIEGO CA 92152-5001

7. ADMINISTERED BY (If other than item 6) CODE S0514A

DCMA SAN DIEGO
7675 DAGGET ST SUITE 200
SAN DIEGO CA 92111-2241

SCD: C

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

AETHLON MEDICAL INC
DUNS# 054460865
8010 UNIVERSITY CTR LN STE 680
SAN DIEGO CA 92122-1027

CODE 47A31 FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MOD. OF CONTRACT/ORDER NO. N66001-11-C-4188

X 10B. DATED (SEE ITEM 13) 30-Sep-2011

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X D. OTHER (Specify type of modification and authority)
Unilateral Modification IAW 52.217-9 Option to Extend the Term of the Contract

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: ashley142760

This modification exercises and incrementally funds the Option 3 period.

Please see the following page(s).

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
		LYNN BIEDERMANN / CONTRACT SPECIALIST TEL: 619-553-4470 EMAIL: lynn.biedermann@navy.mil	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(Signature of person authorized to sign)		BY *Lynn B. Biedermann* (Signature of Contracting Officer)	29-Sep-2014

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

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N66001-11-C-4188

P00009

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $ 699,292.00 from $4,685,547.00 to $5,348,839.00.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0008

The option status has changed from Option to Option Exercised.

CLIN 0009

The option status has changed from Option to Option Exercised.

CLIN 0010

The option status has changed from Option to Option Exercised.

SUBCLIN 000801 is added as follows:

000801	Funding for Option 3 MIPR# HR001142113	ACRN AF	$136,403.00

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 0008021:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Governent

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0008 has been changed to:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 30-SEP-2014 TO 29-SEP-2015	N/A	SPAWAR SYSTEMS CENTER RECEIVING OFFICER 4297 PACIFIC HIGHWAY, BLDG 7 SAN DIEGO CA 92110-5000 619-553-1251 FOB: Destination	N66001

2

N66001-11-C-4188

P00009

TO:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 30-SEP-2014 TO 29-SEP-2015	N/A	N/A FOB: Destination

The following Delivery Schedule item for CLIN 0009 has been changed to:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 30-SEP-2014 TO 29-SEP-2015	N/A	SPAWAR SYSTEMS CENTER RECEIVING OFFICER 4297 PACIFIC HIGHWAY, BLDG 7 SAN DIEGO CA 92110-5000 619-553-1251 FOB: Destination	N66001

TO:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 30-SEP-2014 TO 29-SEP-2015	N/A	N/A FOB: Destination

The following Delivery Schedule item for CLIN 0010 has been changed to:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 30-SEP-2014 TO 29-SEP-2015	1	SPAWAR SYSTEMS CENTER RECEIVING OFFICER 4297 PACIFIC HIGHWAY, BLDG 7 SAN DIEGO CA 92110-5000 619-553-1251 FOB: Destination	N66001

TO:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 30-SEP-2014 TO 29-SEP-2015	1	N/A FOB: Destination

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

3

N66001-11-C-4188

P00009

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $136,403.00 from $4,685,547.00 to $4,821,950.00.

SUBCLIN 000801:

Funding on SUBCLIN 000801 is initiated as follows:

ACRN: AF

CIN: 130021178700009

Acctng Data: 9714150400 1320 BDL TT201 4 BT01CO RE ADARPA 255HR0011412 1130200020602115E00 012199

Increase: $136,403.00

Total: $136,403.00

(End of Summary of Changes)

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